Exhibit 10(k)

                          SECURITIES PURCHASE AGREEMENT

                  SECURITIES PURCHASE AGREEMENT (the "Agreement"), dated as of April 28, 2000, by and among Capita Research Group, Inc., a Nevada corporation, with headquarters located at 591 Skippack Pike, Suite 300, Blue Bell, Pennsylvania 19422 (the "Company"), and the investors listed on the Schedule of Buyers attached hereto (individually, a "Buyer" and collectively, the "Buyers").

                  WHEREAS:

                  A. The Company and the Buyers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Rule 506 of Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 Act");

                  B. The Company has authorized the issuance of up to 38,780 of the Company's units (the "Units"), each unit consisting of (i) one share of the Company's common stock, $.001 par value per share (the "Common Stock"), and (ii) one of the Company's Common Stock Purchase Warrants to purchase one share of the Company's Common Stock exercisable at a purchase price of $1.35 per share of Common Stock (the "Warrants") (such shares of Common Stock issued upon exercise of the Warrants are hereinafter referred to as the "Warrant Shares", and together with the Units, Common Stock and Warrants, the "Securities");

                  C. The Buyers wish to purchase, upon the terms and conditions stated in this Agreement, an aggregate of up to $34,900 of Units in the respective amounts set forth opposite each Buyer's name on the Schedule of Buyers; and

                  D. Contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement dated as of the date hereof (the "Registration Rights Agreement") pursuant to which the Company has agreed to provide certain registration rights under the 1933 Act and the rules and regulations promulgated thereunder, and applicable state securities laws.

                  NOW, THEREFORE, the Company and the Buyers hereby agree as follows:

                  1.       PURCHASE AND SALE OF UNITS

                           a.       Purchase   of   Units.    Subject   to   the
satisfaction (or waiver) of the conditions set forth in Sections 5 and 6 below, the Company shall issue and sell to the Buyers and the Buyers shall purchase from the Company an aggregate of up to 38,780 Units in the respective amounts set forth opposite each Buyer's name on the Schedule of Buyers at the Closing (the "Closing"). The per unit purchase price (the "Purchase Price") of the Units shall be $.90 or an aggregate purchase price of up to $34,900. On the Closing Date (as defined below), the Company shall issue to each Buyer (i) a stock certificate(s) representing such number of the shares of Common Stock and (ii) certificates representing such number of Warrants, which such Buyer is then purchasing (as indicated opposite such Buyer's name on the Schedule of Buyers), duly executed on behalf of the Company and registered in the name of such Buyer or his designee (the "Stock Certificates").


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


                           b.       Closing  Date.  The  date  and  time  of the
Closing (the "Closing Date") shall be 5:00 p.m., Eastern Standard Time on April 28, 2000, subject to notification of satisfaction (or waiver) of the conditions to the Closing set forth in Sections 5 and 6 below (or such later date as is mutually agreed to by the Company and the Buyers). The Closing shall occur on the Closing Date at the offices of Torys, 237 Park Avenue, New York, New York 10017.

                           c.       Form of  Payment.  On or before the  Closing
Date, each Buyer shall pay the Purchase Price to the Company for the Units to be issued and sold to such Buyer at the Closing, by check or by wire transfer of immediately available funds in accordance with the Company's written wire instructions provided to the Buyers prior to the Closing Date.

                  2.       BUYER'S REPRESENTATIONS AND WARRANTIES.
                           --------------------------------------

                  Each Buyer represents and warrants with respect to only itself that:

                           a.       Investment   Purpose.   Such  Buyer  (i)  is
purchasing the Units consisting of Common Stock and Warrants and (ii) upon exercise of the Warrants, will acquire the Warrant Shares, then issuable for his own account for investment only and not with a present view towards or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the 1933 Act; provided, however, that by making the representations herein, such Buyer does not agree to hold any Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act.

                           b.       Accredited Investor Status. Such Buyer is an
"accredited investor" as that term is defined in Rule 501(a) of Regulation D.

                           c.       Reliance   on    Exemptions.    Such   Buyer
understands that the Units are being offered and sold to him in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of such Buyer to acquire the Units.

                           d.       Information. Such Buyer and his advisors, if
any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Units which have been requested by such Buyer. Such Buyer and his advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted by such Buyer or his advisors, if any, or his representatives shall modify, amend or affect such Buyer's right to rely on the Company's representations and warranties contained in Section 3 below.



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

                           e.       No   Governmental    Review.    Such   Buyer
understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Units or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Units.

                           f.       Transfer or Resale.  Such Buyer  understands
that except as provided in the Registration Rights Agreement: (i) the Securities have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) such Buyer shall have delivered to the Company an opinion of counsel, in a generally acceptable form, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) such securities can be sold, assigned or transferred pursuant to Rule 144 promulgated under the 1933 Act (or a successor rule thereto) ("Rule 144"); (ii) any sale of such securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of such securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register such securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

                           g.       Legends.  Such  Buyer  understands  that the
certificates or other instruments representing the Warrants and, until such time as the sale of the Common Stock or Warrant Shares have been registered under the 1933 Act as contemplated by the Registration Rights Agreement, the stock certificates or other documents representing the Common Stock and Warrant Shares except as set forth below, shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such certificates):

         THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE COMMON STOCK ISSUABLE UPON EXERCISE OF SUCH WARRANTS HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED IN VIOLATION OF SUCH ACT.

The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of any Securities upon which it is stamped, if (i) any such Securities are registered for sale under the 1933 Act,
(ii) in connection with a sale transaction, such holder provides the Company with an opinion of counsel, in a generally acceptable form, to the effect that a public sale, assignment or transfer of any of the Securities may be made without registration under the 1933 Act, or (iii) any of the Securities can be sold pursuant to Rule 144 without any restriction as to the number of securities



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

acquired as of a particular date that can then be immediately sold. Each Buyer acknowledges, covenants and agrees to sell any of the Securities represented by a certificate(s) from which the legend has been removed, only pursuant to (i) a registration statement effective under the 1933 Act, or (ii) advice of counsel that such sale is exempt from registration required by Section 5 of the 1933 Act. In the event the above legend is removed from any of the Securities, the Company may, upon reasonable advance notice to the holder, require that the above legend be placed on any of the Securities that cannot then be sold pursuant to an effective registration statement or Rule 144(k) under the 1933 Act (or any successor rule thereto).

                           h.       Authorization;  Enforcement.  This Agreement
has been duly and validly authorized, executed and delivered on behalf of such Buyer and is a valid and binding agreement of such Buyer enforceable in accordance with its terms, subject as to enforceability to general principles of equity and to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

                           i.       Residency.  Such Buyer is a resident  of the
state specified opposite his name in the Schedule of Buyers.

                  3.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY.
                           ---------------------------------------------

                           The Company  represents  and  warrants to each of the
Buyers that:

                           a.       Organization and Qualification.  The Company
and its subsidiaries are corporations duly incorporated and validly existing in good standing under the laws of the jurisdiction in which they are incorporated, and have the requisite corporate power to own their properties and to carry on their business as now being conducted. Each of the Company and its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect. "Material Adverse Effect" means any material adverse effect on (i) the business, properties, operations, condition (financial or otherwise), or results of operations of the Company and its subsidiaries, taken as a whole, (ii) on the ability of the Company to perform its obligations hereunder, under the Registration Rights Agreement or under the other agreements or instruments to be entered into or filed in connection herewith or therewith, or (iii) the Securities.

                           b.       Authorization;  Enforcement; Compliance with
Other Instruments. (i) The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, the Warrants and the Registration Rights Agreement, (collectively, the "Closing Agreements") to issue, sell and perform its obligations with respect to the Units and Warrant Shares in accordance with the terms hereof and the Warrants and to issue the Warrant Shares upon exercise of the Warrants, in accordance with the terms and conditions of the Warrants, (ii) the execution and delivery of the Closing Agreements by the Company and the consummation by it of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Common Stock and the Warrants and the reservation for issuance and the issuance of the Warrant Shares upon exercise of the Warrants have been



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

duly authorized by the Company's Board of Directors and no further consent or authorization is required by the Company, its Board of Directors or its shareholders, (iii) the Closing Agreements have been duly executed and delivered by the Company, and (iv) the Closing Agreements constitute the legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies.

                           c.       Capitalization  and Indebtedness.  As of the
date hereof, the authorized capital stock of the Company consists of 100,000,000 shares of Common Stock, of which as of the date hereof, 22,100,393 shares are issued and outstanding and no shares of Preferred Stock. All of such outstanding shares have been validly issued and are fully paid and nonassessable. No shares of Common Stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company. Except as disclosed in Schedule 3(c), as of the date hereof, (i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, (ii) there are no outstanding debt securities, notes, credit agreements, or other agreements, documents or instruments evidencing indebtedness of the Company or any of its subsidiaries or by which the Company or any of its subsidiaries is or may become bound and (iii) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of their securities under the 1933 Act (except the Registration Rights Agreement).

                           d.       Issuance of  Securities.  The Securities are
duly  authorized and, upon issuance in accordance with the terms hereof shall be
(i) validly issued, fully paid and non-assessable, (ii) free from all taxes, liens and charges with respect to the issue thereof and are not and shall not be subject to preemptive rights or other similar rights of stockholders of the Company. Thirty-eight thousand seven hundred eighty (38,780) shares of Common Stock have been duly authorized and reserved for issuance in connection with the Units.

                           e.       No Conflicts.  The  execution,  delivery and
performance of the Closing Agreements by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Securities) will not (i) result in a violation of the Articles of Incorporation or By-laws of the Company as in effect as of the date hereof or (ii) except as disclosed in Schedule 3(e), violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and the rules and regulations of the principal market or exchange on which the Common Stock is traded or listed) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected. Neither the Company nor its subsidiaries are in violation of any term of or in default under the Articles of Incorporation or By-laws of the Company or their organizational charter or by-laws as in effect as of the date hereof, respectively, or in violation of any term of or in default under any contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree or



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

order or any statute, rule or regulation applicable to the Company or its subsidiaries, except for violations or defaults which would not, individually or in the aggregate, have a Material Adverse Effect. The business of the Company and its subsidiaries is not being conducted in violation of any law, ordinance or regulation of any governmental entity, which violations, individually or in the aggregate, would have a Material Adverse Effect. Except as specifically contemplated by this Agreement and as required under the 1933 Act or state securities or "Blue Sky" laws, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental or regulatory or self-regulatory agency in order for it to execute, deliver or perform any of its obligations under or contemplated by this Agreement, the Registration Rights Agreement or the Warrants in accordance with the terms hereof or thereof. Except as disclosed in Schedule 3(e), all consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof. The Company and its subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing.

                           f.       Acknowledgment Regarding Buyers' Purchase of
the Securities. The Company acknowledges and agrees that each of the Buyers is acting solely in the capacity of arm's length purchaser with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that each Buyer is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by any of the Buyers or any of their respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to such Buyer's purchase of the Securities. The Company further represents to each Buyer that the Company's decision to enter into this Agreement has been based solely on the independent evaluation by the Company and its representatives.

                           g.       No   General   Solicitation.   Neither   the
Company, nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the 1933 Act) in connection with the offer or sale of any of the Securities offered hereby.

                           h.       No Integrated Offering. Neither the Company,
nor any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Securities under the 1933 Act or cause the offering of any of the Securities to be integrated with prior offerings by the Company for purposes of the 1933 Act or any applicable shareholder approval provisions.


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


                           i.       Disclosure.  All information  relating to or
concerning the Company or any of its subsidiaries set forth in this Agreement and provided to the Buyer pursuant to Section 2(d) hereof and otherwise in connection with the transactions contemplated hereby is true and correct in all material respects and the Company has not omitted to state any material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or information exists with respect to the Company or any of its subsidiaries or its or their business, properties, operations or financial condition, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed (assuming for this purpose that the Company's reports filed under the Securities Exchange Act of 1934, as amended (the "1934 Act") are being incorporated into an effective registration statement filed by the Company under the 1933 Act). The Company has not provided any Buyer with any material non-public information nor any projections or assurance regarding the future financial performance of the Company.

                  4.       COVENANTS AND AGREEMENTS.
                           ------------------------

                           a.       Best Efforts.  Each party shall use its best
efforts timely to satisfy each of the conditions to be satisfied by it as provided in Sections 5 and 6 of this Agreement.

                           b.       Form D. The Company  agrees to file a Form D
with respect to the Securities as required under Regulation D. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary to qualify the Securities for, or obtain exemption for the Securities for, sale to the Buyers at the Closing pursuant to this Agreement under applicable securities or "Blue Sky" laws of the states of the United States.

                           c.       Reporting  Status.  Until the earlier of (i)
six months after the date as of which the Investors (as that term is defined in the Registration Rights Agreement) may sell all of the Securities without restriction pursuant to Rule 144(k) promulgated under the 1933 Act (or successor thereto) or (ii) the date which is six months after the date on which none of the Securities are outstanding (the "Registration Period"), the Company shall timely file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would otherwise permit such termination.

                           d.       Use of  Proceeds.  The Company  will use the
proceeds from the sale of the Securities for working capital and general corporate purposes and shall not otherwise, directly or indirectly, use such proceeds for any loan to or investment in any other corporation, partnership, enterprise or other person (except in connection with its direct or indirect subsidiaries) or for the repurchase, redemption or retirement of any capital stock of the Company.

                           e.       Financial Information. The Company agrees to
file all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the 1934 Act. The financial statements of the Company will be prepared in accordance with generally accepted accounting principles, consistently applied (except for any required changes in such principles), and will fairly present in all material respects the consolidated financial position of the Company and its consolidated subsidiaries and results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).


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

                           f.       Reservation  of Shares.  The  Company  shall
take all action necessary to at all times have authorized, and reserved for the purpose of issuance, no less than 38,780 shares of Common Stock to provide for the issuance of the Warrant Shares upon exercise of the Warrants in accordance with the terms of this Agreement and the Warrants.

                           g.       Disclosure.  From and after the date hereof,
the Company will not provide to any Buyer any material non-public information which, according to applicable law, rule or regulation should be disclosed publicly by the Company but which has not been so disclosed.

                  5.       CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.
                           ----------------------------------------------

                  The obligation of the Company hereunder to issue and sell the Units to each Buyer at the Closing is subject to the satisfaction, with respect to each Buyer, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion:

                           a.       Such   Buyer   shall  have   executed   this
Agreement and the Registration Rights Agreement and delivered the same to the Company.

                           b.       Such  Buyer  shall  have  delivered  to  the
Company the Purchase Price for the Units being purchased by such Buyer at the Closing by wire transfer of immediately available funds pursuant to the wire instructions provided by the Company.

                           c.       The  representations  and warranties of such
Buyer shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and such Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Buyer at or prior to the Closing Date.

                           d.       The transactions  contemplated  hereby shall
not violate any law, regulation or order then in effect and applicable to such Buyer or the Company.

                  6.       CONDITIONS TO EACH BUYER'S OBLIGATION TO PURCHASE.
                           -------------------------------------------------

                  The obligation of each Buyer hereunder to purchase the Units is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for each Buyer's sole benefit and may be waived by such Buyer at any time in its sole discretion:

                           a.       The  Company   shall  have   executed   this
Agreement, the Warrants and the Registration Rights Agreement, and delivered the same to such Buyer.

                           b.       Trading  in  the  Common  Stock  or  Warrant
Shares issuable upon the conversion of the Warrants shall not have been suspended by the SEC.


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


                           c.

                                    The  representations  and  warranties of the
Company shall be true and correct in all material respects (except to the extent that any of such representations and warranties is already qualified as to materiality in Section 3 above, in which case such representations and warranties shall be true and correct without further qualification) as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date.

                           d.       The   Company   shall  have   executed   and
delivered to such Buyer the Stock Certificates for the Common Stock being purchased by such Buyer at the Closing.

                           e.       The   Company   shall  have   executed   and
delivered to each Buyer the Warrants being purchased by such Buyer at the Closing.

                           f.       As of the Closing  Date,  the Company  shall
have reserved out of its authorized and unissued Common Stock, solely for the purpose of effecting the exercise of the Warrants, 38,780 shares of Common Stock.

                           g.       The transactions  contemplated  hereby shall
not violate any law, regulation or order then in effect and applicable to Buyers or the Company.

                  7.       GOVERNING LAW; MISCELLANEOUS.
                           ----------------------------

                           a.       Governing  Law.  This  Agreement   shall  be
governed by and interpreted in accordance with the laws of the State of New York without regard to the principles of conflict of laws.

                           b.       Counterparts. This Agreement may be executed
in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event any signature page is delivered by facsimile transmission, the party using such means of delivery shall cause four (4) additional original executed signature pages to be physically delivered to the other party within five (5) days of the execution and delivery hereof.

                           c.       Headings. The headings of this Agreement are
for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

                           d.       Severability.   If  any  provision  of  this
Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

                           e.       Entire Agreement; Amendments. This Agreement
supersedes all other prior oral or written agreements between the Buyers, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments and documents referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

                            f.      Notices. Any notices,  consents,  waivers or
other communications required or permitted to be given under the terms of this Agreement shall be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile, provided a copy is mailed by U.S. certified mail, return receipt requested;
(iii) three (3) days after being sent by U.S. certified mail, return receipt requested, or (iv) one (1) day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

                  if to the Company:

                           Capita Research Group, Inc.
                           591 Skippack Pike
                           Suite 300
                           Blue Bell, Pennsylvania 19422
                           Telephone:  215-619-7777
                           Facsimile:   215-619-0775
                           Attention:  Chief Financial Officer

                  with a copy to:

                           Andrew J. Beck, Esq.
                           Torys
                           237 Park Avenue
                           New York, New York 10017
                           Facsimile:  212-682-0200

                  If to a Buyer, to its address on the Schedule of Buyers, with copies to such Buyer's counsel. Each party shall provide five (5) days' prior written notice to the other party of any change in address or facsimile number.

                           g.       Successors and Assigns. This Agreement shall
be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of the Units. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Buyers. A Buyer may assign some or all of its rights hereunder without the consent of the Company, provided, however, that (i) any such assignment shall not release such Buyer from its obligations hereunder unless such obligations are assumed by such assignee and the Company has consented to such assignment and assumption, and (ii) no Buyer may assign its rights hereunder in a manner that would cause the offering of Securities hereunder to be required to be registered under the 1933 Act.

                           h.       No Third Party Beneficiaries. This Agreement
is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

                           i.       Survival. The representations and warranties
of the Company and the Buyers contained in Sections 3 and 2, respectively, shall survive the Closing until eighteen months after the Closing Date. The agreements and covenants set forth in Sections 4, 5 and 6, shall survive the Closing. Each Buyer shall be responsible only for his own representations, warranties, agreements and covenants hereunder.

                           j.       Publicity.  The Company and each Buyer shall
have the right to approve before issuance any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of any Buyer, to make any press release or other public disclosure with respect to such transactions as is required by applicable law and regulations (although each Buyer shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release and shall be provided with a copy thereof), but only to the extent required by such law or regulation.

                           k.       Further Assurances.  Each party shall do and
perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

                           l.       No Strict Construction. The language used in
this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

                           m.       Equitable  Relief.  The  Company  recognizes
that in the event that it fails to perform, observe, or discharge any or all of its obligations under this Agreement, any remedy at law may prove to be inadequate relief to the Buyers. The Company therefore agrees that the Buyers shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

                           n.       Consent to Jurisdiction.  The parties hereto
expressly submit themselves to the exclusive jurisdiction of the state and federal courts of New York in any action or proceeding relating to this Agreement or any of the other documents contemplated hereby or any of the transactions contemplated hereby or thereby. Each party hereby irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of venue of any such action, suit or proceeding brought in such a court and any claim that any such action, suit or proceeding brought in such a court has been brought in an inconvenient forum. The parties hereto irrevocably and unconditionally consent to the service of process of any of the aforementioned courts in any such action, suit or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, at their respective addresses set forth or provided for herein, such service to become effective 10 days after such mailing. Nothing herein shall affect the right of any party to serve process in any manner permitted by law or to commence legal proceedings or otherwise proceed against the other parties in any other jurisdiction.

                           o.       Construction.  References in this  Agreement
to any gender shall include references to all genders. Unless the context otherwise requires, references in the singular include references in the plural and vice versa.

                                      * * *

                  IN WITNESS WHEREOF, each of the Buyers and the Company have caused this Securities Purchase Agreement to be duly executed as of the date first written above.

                                            COMPANY:

                                            CAPITA RESEARCH GROUP, INC.

                                            By: /s/ David B. Hunter
                                            -----------------------
                                                 Name:  David B. Hunter
                                                 Its:  President

                                            BUYERS:

                                            /s/ William Brown
                                            -----------------
                                            William Brown

                                            /s/ Susan Gress
                                            ---------------
                                            Susan Gress

                                            /s/ Michael Lauria
                                            ------------------
                                            Michael Lauria

                                            /s/ Michael Loia
                                            ----------------
                                            Michael Loia

                                            s/ Laura Smith
                                            --------------
                                            Laura Smith

                                            /s/ Anthony Spatacco, Jr.
                                            -------------------------
                                            Anthony Spatacco, Jr.

                                            /s/ Anthony Spatacco, Sr.
                                            -------------------------
                                            Anthony Spatacco, Sr.

       SCHEDULE OF BUYERS

                                               Number of      State of
     Investor Name and Address                  Units         Residence
     -------------------------                  -----         ---------

William Brown                                   5,556        New Jersey
825 Mountain Avenue
Westfield, New Jersey  07090

                                                 556        Pennsylvania
Susan Gress
1092 Edgehill Road

Abington, Pennsylvania  19001-4412

Michael Lauria                                  6,000       Pennsylvania
104 Diane Drive
Broomall, Pennsylvania  19008

Michael Loia                                    10,000      Pennsylvania
1272 Farm Road
Berwyn,  Pennsylvania  19312

Laura Smith                                     5,556       Pennsylvania
1900 Rittenhouse Square
Philadelphia, Pennsylvania  19103

Anthony Spatacco, Jr.                           5,556       Pennsylvania
Times Building, 2nd Floor
Ardmore, Pennsylvania  19003

Anthony Spatacco, Sr.                           5,556       Pennsylvania
111 Academy Lane
Broomall, Pennsylvania  19008